INCOME TAXES (Details 1)	12 Months Ended
	Dec. 31, 2020	Dec. 31, 2019
Income Tax Disclosure [Abstract]
Statutory rate	21.00%	21.00%
Change in valuation allowance	(21.00%)	(21.00%)
Stock based compensation	0.00%	0.00%
Net operating loss, net of state tax effect	(1.00%)	(1.00%)
Other	(1.00%)	(1.00%)
Total	0.00%	0.00%